SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                               September 27, 2000

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

           1-13817                                       11-2908692
    (Commission File Number)                (IRS Employer Identification Number)


             777 Post Oak Boulevard, Suite 800, Houston, Texas 77056
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 621-7911
              (Registrant's Telephone Number, Including Area Code)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  CERTAIN  ASSETS.

          (a)     Description  of  Dispositon  of  Certain  Assets
----------   -----------------------------------------------------

          On September 27, 2000, Elmagco, Inc. d/b/a Baylor Company, a Delaware corporation ("Baylor"), and a wholly owned subsidiary of Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company") sold substantially all of its assets for $29 million in cash plus the assumption of certain liabilities to National Oilwell L.P., a Delaware corporation, pursuant to an Amended and Restated Purchase and Sale Agreement. The amount of the consideration was the result of arms-length negotiations.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

          (a)     Not  applicable

          (b)     Pro  Forma  Financial  Information
                  ----------------------------------

                  (i) Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000.

                  (ii) Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2000.

                  (iii) Pro Forma Condensed Consolidated Statement of Operations
                        for  the  year  ended  December  31,  1999.

                  (iv) Notes to Pro Forma Condensed Consolidated financial statements as of June 30, 2000 and December 31, 1999.

     The unaudited pro forma condensed consolidated balance sheet as of June 30, 2000 assumes the sale occurred on June 30, 2000. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2000 and for the year ended December 31, 1999 give effect to the disposition as if it occurred on December 31, 1998. The pro forma information is based on the historical financial statements of Baylor after giving effect to the proposed transaction and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements and are not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's historical financial statements will reflect the disposition only from September 27, 2000, the effective date of the disposition. The pro forma condensed consolidated financial statements have been prepared on the basis of preliminary estimates. The pro forma financial information should be read in conjunction with the Company's historical financial statements, including notes thereto, which are incorporated herein by reference.


BOOTS  &  COOTS  GROUP
PROFORMA  CONDENSED  CONSOLIDATED  BALANCE  SHEET
AS  OF  JUNE  30,  2000
(000'S)



                                                   B&C AS      ADJUSTMENT      ADJUSTMENT FOR
                                                  REPORTED   FOR BAYLOR (A)   SENIOR DEBT A (C)   PROFORMA
                                                 ----------  ---------------  -----------------  ----------

CASH                                             $   1,504   $       28,309            (11,976)  $  17,837
ACCOUNTS RECEIVABLE                                  7,812           (3,422)                 -       4,390
INVENTORY                                            9,576           (8,806)                 -         770
OTHER CURRENT ASSETS                                   955             (364)                 -         591
                                                 ----------  ---------------  -----------------  ----------

    TOTAL CURRENT ASSETS                            19,847           15,717            (11,976)     23,588

PROPERTY PLANT & EQUIPMENT                          27,253          (17,402)                 -       9,851

GOODWILL AND OTHER ASSETS                           15,190           (8,960)                 -       6,230

                                                 ----------  ---------------  -----------------  ----------
TOTAL ASSETS                                     $  62,290         ($10,645)           (11,976)  $  39,669
                                                 ==========  ===============  =================  ==========


CURRENT LIABILITIES

ACCOUNTS PAYABLE - TRADE                         $  14,809          ($5,049)                 -   $   9,760
ACCRUALS                                             8,383           (3,041)                 -       5,342
SENIOR DEBT A                                       11,976                -            (11,976)          -
SENIOR DEBT B                                        6,275                -                  -       6,275
SUBORDINATED NOTES PAYABLE NET OF WARRANT VALUE     28,195                -                  -      28,195
ALL OTHER DEBT                                         287              (50)                 -         237
                                                 ----------  ---------------  -----------------  ----------
                                                 $  69,925           (8,140)           (11,976)  $  49,809

SHAREHOLDERS' DEFICIT

PREFERRED STOCK                                          -                -                  -           -
COMMON STOCK                                             -                -                  -           -
ADDITIONAL PAID-IN-CAPITAL                          35,293                -                  -      35,293
ACCUMULATED DEFICIT                                (42,928)          (2,505)                 -     (45,433)
                                                 ----------  ---------------  -----------------  ----------
    TOTAL SHAREHOLDERS' DEFICIT                     (7,635)          (2,505)                 -     (10,140)

                                                 ----------  ---------------  -----------------  ----------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT      $  62,290          (10,645)           (11,976)  $  39,669
                                                 ==========  ===============  =================  ==========


SEE  ACCOMPANYING  NOTE  TO  PRO  FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.

BOOTS  &  COOTS  GROUP
PROFORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS
FOR  SIX  MONTHS  ENDED  JUNE  30,  2000
(000'S)



                                                 B&C AS      ADJUSTMENT
                                                REPORTED   FOR BAYLOR (B)        PROFORMA
                                               ----------  --------------       ----------
REVENUES                                       $  22,480        ($10,508)       $  11,972

COSTS & EXPENSES:
  COST OF SALES AND OPERATING EXPENSES            15,834          (6,231)           9,603
  SELLING, GENERAL & ADMINISTRATIVE                5,677          (2,899)           2,778
  DEPRECIATION & AMORTIZATION                      2,110            (773)           1,337
                                               ----------  --------------       ----------
      TOTAL COSTS & EXPENSES                      23,621          (9,903)          13,718
                                               ----------  --------------       ----------

OPERATING INCOME                                  (1,141)           (605)          (1,746)

OTHER EXPENSE (INCOME)                             4,271            (715)  (1)      3,556
                                               ----------  --------------       ----------

INCOME (LOSS) BEFORE INCOME TAXES                 (5,412)            110           (5,302)

INCOME TAX EXPENSE                                     -               -                -
                                               ----------  --------------       ----------
NET INCOME (LOSS)                                 (5,412)            110           (5,302)

PREFERRED STOCK ACCRETION                           (238)              -             (238)
                                               ----------  --------------       ----------
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON
  SHAREHOLDERS                                    (5,650)            110          ($5,540)
                                               ==========  ==============       ==========


BASIC AND DILUTED LOSS PER COMMON SHARE           ($0.16)                          ($0.16)
                                               ==========  ==============       ==========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        34,536                           34,536
                                               ==========  ==============       ==========


(1)  INCLUDES  ADJUSTMENT FOR LOWER INTEREST EXPENSE OF $822.


SEE  ACCOMPANYING  NOTE  TO  PRO  FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.

BOOTS  &  COOTS  GROUP
PROFORMA  CONDENSED  CONSOLIDATED  STATEMENT  OF  OPERATIONS
FOR  TWELVE  MONTHS  ENDED  DECEMBER  31,  1999
(000'S)



                                                 B&C AS      ADJUSTMENT
                                                REPORTED   FOR BAYLOR (B)        PROFORMA
                                               ----------  --------------       ----------
REVENUES                                       $  67,565        ($34,470)       $  33,095

COSTS & EXPENSES:
  COST OF SALES AND OPERATING EXPENSES            55,683         (23,712)          31,971
  SELLING, GENERAL & ADMINISTRATIVE               19,608          (5,914)          13,694
  DEPRECIATION & AMORTIZATION                      4,455          (1,548)           2,907
  WRITE-DOWN OF LONG LIVED ASSETS                  4,507               -            4,507
                                               ----------  --------------       ----------
      TOTAL COSTS & EXPENSES                      84,253         (31,174)          53,079
                                               ----------  --------------       ----------

OPERATING INCOME                                 (16,688)         (3,296)         (19,984)
OTHER EXPENSE (INCOME)                             6,386          (2,192) (1)       4,194
                                               ----------  --------------       ----------
LOSS FROM CONTINUING OPERATIONS BEFORE TAXES     (23,074)         (1,104)         (24,178)

INCOME TAX EXPENSE                                   214            (132)              82
                                               ----------  --------------       ----------
LOSS FROM CONTINUING OPERATIONS                  (23,288)           (972)         (24,260)

LOSS FROM DISCONTINUED OPERATIONS                 (7,828)              -           (7,828)
                                               ----------  --------------       ----------
NET LOSS                                         (31,116)           (972)         (32,088)

PREFERRED STOCK ACCRETION                           (775)              -             (775)
PREFERRED DIVIDENDS REQUIREMENTS                    (469)              -             (469)
                                               ----------  --------------       ----------
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS     (32,360)           (972)         (33,332)
                                               ==========  ==============       ==========

BASIC AND DILUTED LOSS PER COMMON SHARE:
  CONTINUING OPERATIONS                           ($0.71)                          ($0.74)
                                               ==========  ==============       ==========
  DISCONTINUED OPERATIONS                         ($0.23)                          ($0.23)
                                               ==========  ==============       ==========
  NET LOSS                                        ($0.94)                          ($0.97)
                                               ==========  ==============       ==========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING        34,352               -           34,352
                                               ==========  ==============       ==========


(1) INCLUDES ADJUSTMENT FOR LOWER INTEREST EXPENSE OF $2,208.


SEE  ACCOMPANYING  NOTE  TO  PRO  FORMA CONDENSED COMBINED FINANCIAL STATEMENTS.

BOOTS  &  COOTS  GROUP
NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF JUNE 30, 2000 AND DECEMBER 31, 1999


1.   Pro  Forma  Adjustments

     The accompanying pro forma condensed consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale outlined in the preceding introduction as if the transaction occurred at the date indicated in the introduction.

     (A)  To reflect the sale of all assets and liabilities of Baylor Company.

     (B)  To remove all revenue and expenses of Baylor Company.

     (C)  To reflect payoff of Senior Debt A as of June 30, 2000.

     (c)     Exhibits
             --------

     The  following  exhibits  are  filed  herewith:

            Exhibit Number     Description

                 2 Amended and Restated Purchase and Sale Agreement (excluding exhibits) between Elmagco, Inc. d/b/a Baylor Company, Boots & Coots International Well Control, Inc., and National Oilwell L.P., dated as of September 27, 2000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Boots & Coots International Well Control, Inc. (Registrant)

Date: October 11, 2000            By:  /s/  Larry  H.  Ramming
                                     -------------------------------------------
                                  Larry  H.  Ramming
                                  Chief  Executive  Officer